SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

 1555 Peachtree Street, NE
Atlanta, Georgia 30309
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 9, 2017
Notice is hereby given to the Shareholders of each of the series portfolios (each, a "Fund," and collectively, the "Funds") of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust")1 that a Special Meeting of Shareholders of the Funds (the "Meeting") will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time.
The Board of Trustees of the Trust (the "Board") has carefully considered the proposals below, believes that they are in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR each of the proposals.  The enclosed proxy statement provides you with detailed information on each proposal, including how it will benefit shareholders.
The Meeting is to be held for the following purposes:
1.	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.
2.
To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

3.	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
4.	To approve an amendment to the Funds' current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows (includes two (2) sub-proposals):
(a)  To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
(b)  To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
5.    To transact such other business as may properly come before the Meeting or any adjournments thereof.
Shareholders of record of each Fund on December 12, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

Shares of each Fund are generally sold only to separate accounts (the "Accounts") of various insurance companies (the "Participating Insurance Companies") to fund the benefits of variable annuity and/or variable life insurance policies ("Variable Contracts"). Individual owners of Variable Contracts whose Account shares are attributable to a Fund ("Contract Owners") are not the shareholders of record of the Fund. Rather, the Accounts are the shareholders of record of a Fund.  Except as otherwise may be provided by applicable law, the Contract Owners have the right, and are being asked, to provide voting instructions to the Participating Insurance Companies as to how the Accounts should vote the shares of the Funds on the proposals to be considered at the Meeting. The Participating Insurance Companies have agreed to solicit the Contract Owners, and to vote at the Meeting or any adjournment or postponement of the Meeting, to the extent required, the shares of the Funds that are held in the Accounts in accordance with timely instructions received from the Contract Owners.

The Board requests that the Participating Insurance Companies and any other direct shareholders of a Fund vote their shares by completing the enclosed proxy card. If you are a Contract Owner, the Participating Insurance Companies request that you provide voting instructions by completing the enclosed voting instruction form.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE PROPOSALS LISTED IN THE PROXY STATEMENT.
By order of the Board of Trustees,

1 Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Meeting of Shareholders to be held on March 9, 2017.

Senior Vice President, Chief Legal Officer and Secretary
December __, 2016

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy/voting instruction form you may have submitted.  Merely attending the Meeting, however, will not revoke a previously given proxy/voting instruction form.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s)/voting instruction form or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card(s)/voting instruction form, or vote by telephone or the internet today.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
1555 Peachtree Street, NE
Atlanta, Georgia 30309
SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 9, 2017
INTRODUCTION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust")1.  Each of the separate funds within the Trust is referred to as a "Fund" and they are collectively referred to as the "Funds."  The proxies are to be voted at a Special Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time. The approximate mailing date of this Proxy Statement and accompanying proxy card and voting instruction form is on or about [January 4], 2017.
Shares of each Fund are generally sold only to separate accounts (the "Accounts") of various insurance companies (the "Participating Insurance Companies") to fund the benefits of variable annuity and/or variable life insurance policies ("Variable Contracts"). The Accounts may invest in shares of a Fund in accordance with allocation instructions received from owners of the Variable Contracts ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Variable Contracts, are further described in the applicable Variable Contract prospectus. Individual Contract Owners are not the shareholders of record of a Fund. Rather, the Accounts are the shareholders of record of a Fund. Except as otherwise may be provided by applicable law, the Contract Owners have the right, and are being asked, to provide voting instructions to the Participating Insurance Companies as to how the Accounts should vote the shares of the Funds on the proposals to be considered at the Meeting. The Participating Insurance Companies have agreed to solicit the Contract Owners, and to vote at the Meeting or any adjournment or postponement of the Meeting, to the extent required, the shares of the Funds that are held in the Accounts in accordance with timely instructions received from the Contract Owners.  This Proxy Statement is provided to Contract Owners entitled to give voting instructions. This Proxy Statement contains information that a Contract Owner should know before providing voting instructions on the proposals that are described herein.

For purposes of this Proxy Statement, the terms "shareholder," "you," and "your" may refer to Contract Owners and to Accounts and Participating Insurance Companies, as direct owners of shares of the Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.
The Board has fixed December 12, 2016 as the record date (the "Record Date") for the determination of holders of shares of each Fund entitled to vote at the Meeting.  Shareholders of record of any class of a Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting.  A list of all of the Funds, along with the number of shares outstanding of each class of each Fund on the Record Date, can be found in Annex A.  Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to such Fund (a fractional share has a fractional vote).
If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or online at www/invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the Proxy Card and Voting Instruction Form (together, the "Proxy Materials") are available at www.proxy-direct.com/inv-28384.  The Proxy Materials will be available on the internet through the day of the Meeting.
We have previously sent to shareholders the most recent annual report for their Fund(s), including financial statements, and the most recent semiannual report for the period after the annual report, if any.  If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Funds by calling 1-800-959-4246, or by writing to the Secretary of the Funds at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon request, we will mail a separate copy of this Proxy Statement to a

1 Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Meeting of Shareholders to be held on March 9, 2017.

shareholder at a shared address to which a single copy of this Proxy Statement was mailed.  Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-209-2450.

The following table summarizes the proposals to be presented at the Meeting (each, a "Proposal" and together, the "Proposals") and the shareholders entitled to vote.  The Board unanimously approved each of the Proposals.

Proposal	Funds Voting on the Proposal
1. To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.	All Funds
2. To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

All Funds
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	All Funds
4. To approve an amendment to the Funds' current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows (includes two (2) sub-proposals):

(a)  To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

All Funds
(b) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	All Funds
Voting at the Meeting
Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to each Proposal for which they are entitled to vote, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting.  The voting and quorum requirements for each Proposal are described below.
If you intend to attend the Meeting in person and you are a record holder of a Fund's shares, in order to gain admission you must show photographic identification, such as your driver's license.
If you are a Contract Owner and you intend to attend the Meeting and vote in person, we will provide you with a ballot prior to the vote.  However, you must bring a letter from the Participating Insurance Company that issued your Variable Contract indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.
You may contact the Funds at 1-800-959-4246 to obtain directions to the site of the Meeting.
The Funds do not know of any business other than the Proposals that will, or is proposed to be presented for consideration at the Meeting.  If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH PROPOSAL.

Investment Adviser of the Funds
The investment adviser for each Fund is Invesco Advisers, Inc. (the "Adviser").  The Adviser is an indirect, wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.  The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds
 The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to a Fund.  The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc, and Invesco Canada Ltd. (each, a "Sub-Adviser" and collectively, the "Sub-Advisers").

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322
Invesco Asset Management Ltd.
Perpetual Park
Perpetual Park Drive
Henley-on-Thames
Oxfordshire RG91HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi
Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited
41/F Citibank Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036
Invesco Canada Ltd.
5140 Yonge Street
Suite 800
Toronto, Ontario
Canada M2N 6X7

Other Service Providers of the Funds
Administrative Services
Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund.
Principal Underwriter
The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Custodian and Transfer Agent

The custodian for each Fund, other than Invesco V.I. Government Money Market Fund, is State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111. The custodian for Invesco V.I. Government Money Market

Fund is Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The transfer agent for each Fund is Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, a wholly owned subsidiary of Invesco Ltd.
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Below is a brief overview of the subject of the shareholder vote.  Your vote is important, no matter how large or small your holdings may be.  Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.
WHEN AND WHERE WILL THE MEETING BE HELD?
We are holding the Meeting at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time.
HOW DO I VOTE IN PERSON?
If you do attend the Meeting, you were the record owner of your shares on the Record Date, and you wish to vote in person, we will provide you with a ballot prior to the vote.
If you are a Contract Owner, you must bring a letter from the Participating Insurance Company that issued your Variable Contract indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  The letter must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote.
Please call the Trust at [(800) 952-3502], if you plan to attend the Meeting.
HOW DO I VOTE BY PROXY?
Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card/voting instruction form and to return it promptly in the envelope provided. Returning the proxy card/voting instruction form will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.

If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares "FOR" each Proposal, as recommended by the Board, and in accordance with management's recommendation on other matters.

With respect to Contract Owners that are submitting voting instruction forms, voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on a Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given, and signed voting instruction forms without specified instructions, will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Contract Owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Contract Owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company.

Proxies marked "WITHHOLD" will not be voted "FOR" a Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote "AGAINST" each applicable Proposal, other than Proposals 1 and 2. An unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund, as applicable.  An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund's implementation of other Proposals that receive a favorable vote.  There is no cumulative voting with respect to the election of Trustees or any other matter. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company. To provide voting instructions, you may simply complete, sign and return the enclosed voting instruction form or provide voting instructions by telephone or through a website established for that purpose as provided by your Participating Insurance Company.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting.  Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.
HOW DO I VOTE BY TELEPHONE OR THE INTERNET?
You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card/voting instruction form accompanying this Proxy Statement.
MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised.  You can do this in one of four ways:
- You may send in another duly executed proxy card bearing a later date, prior to the Meeting.
- You may submit a proxy by telephone, via the internet or via an alternative method of voting permitted by your broker, with a later date.
- You may notify the Trust's Secretary in writing before the Meeting that you have revoked your proxy.
- You may vote in person at the Meeting, as set forth above under the heading, "How Do I Vote in Person?"
If you are a Contract Owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, or by signing and forwarding to the Participating Insurance Company later-dated voting instructions. Contract Owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.
WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?
Management is not aware of any matters to be presented at the Meeting other than those discussed in this Proxy Statement.  However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the "1973 Release").
WHAT IS THE QUORUM REQUIREMENT?
A quorum of shareholders is necessary to hold a valid meeting.  A quorum will exist for Proposals 1 and 2 if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Meeting in person or by proxy.  A quorum will exist for Proposals 3 and 4 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Meeting in person or by proxy.  Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.
As noted above, shares of the Funds are offered only to Participating Insurance Company Accounts as investment options under their Variable Contracts. Accordingly, as of the Record Date, shares of each Fund were only held by such Accounts. Contract Owners have the right to instruct their Participating Insurance Company on how to vote the shares attributable to their Variable Contracts, as described more fully above.
The rules of the SEC require disclosure of the effect of "broker non-votes." A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. As described above, each Account, as the shareholder of record of a Fund's shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, we do not anticipate receiving any broker non-votes.
COULD THERE BE AN ADJOURNMENT OF THE MEETING?
If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the Meeting may be adjourned to allow for further solicitation of proxies.  If a quorum is present but sufficient votes to approve a Proposal are not received, a shareholder vote may be taken on other Proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other Proposals.
If a quorum is not present at the Meeting, then the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Meeting (even though not constituting a quorum) will have the power to adjourn the Meeting from time to time without notice other than an announcement at the Meeting.  If a quorum is present at the Meeting but sufficient votes to approve one or more of the Proposals described in the original notice of the Meeting are not obtained, then the affirmative vote of one-third of shares present in person or by proxy and entitled to vote at the Meeting will have the power to adjourn the Meeting with regard to a particular Proposal, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting.  Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.
A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date.  The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Funds or their officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies.  In any such case, the persons named as proxies and/or the officers of the Funds will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.
WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?
Proposal 1: The affirmative vote of a plurality of the votes cast by shareholders of the Trust is required to elect each nominee for Trustee of the Trust. A vote requiring a plurality to elect nominees for Trustees of the Trust means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for the Trust.  Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. Any broker non-vote will have no effect on the outcome of this Proposal.
Proposal 2: The affirmative vote of a majority of the votes cast by shareholders of the Trust is required to approve Proposal 2. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this Proposal.
Proposals 3 and 4: For each Fund, the approval of each of Proposals 3 and 4, as applicable, requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting.  As a result, they have the same effect as a vote against Proposals 3 and 4 because approval of Proposals 3 and 4 requires the affirmative vote of a percentage of a Fund's voting securities present or represented by proxy or a percentage of the outstanding voting securities.
HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?
The Trust has engaged the services of Computershare Fund Services (the "Solicitor") to assist in the solicitation of proxies for the Meeting.  The Solicitor's costs for the Funds are currently estimated to be in the aggregate approximately $[     ].  The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile, internet or personal interview.  The Trust's officers will not receive any additional or special compensation for any such solicitation.  The Funds will pay the cost of soliciting proxies, except that the Adviser has agreed to pay $500,000 of the Funds' proxy solicitation costs.  In addition, the Adviser will bear indirectly an additional amount of proxy solicitation costs as a result of the expense limitation arrangements in place between the Adviser and the Funds.

The Participating Insurance Companies also may engage their own solicitors (which may include Computershare Fund Services) to solicit voting instructions from Variable Contract owners.
HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?
As a general matter, the Funds do not hold regular meetings of shareholders.  Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Secretary of the Trust at the address set forth on the first page of this Proxy Statement.  To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting.  Such proposals also must comply with applicable law.
For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 – Board Committees – Governance Committee."
PROPOSAL 1:  ELECTION OF TRUSTEES
WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?
The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust's business affairs.  Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust.
WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?
Shareholders are being asked to elect 15 Trustees (the "Trustee Nominees") to the Board of the Trust.  Eleven of the 15 Trustee Nominees standing for election are presently members of the Board.  Two members of the Board retired effective December 31, 2016 and are not standing for re-election.  The Board considered the qualifications of prospective Board members and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected.  Biographical information on each of the Trustee Nominees is provided in this Proxy Statement under Proposal 1.
PROPOSAL 2:  AMENDMENT OF THE TRUST'S AGREEMENT AND DECLARATION OF TRUST
WHAT IS THE PROPOSED CHANGE?
The proposed amendments would allow the Trustees to authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust, or between a series of the Trust and a series of any other registered investment company), and (ii) the combination of two or more classes of shares of any series into a single class, each without shareholder approval.
WHY SHOULD SHAREHOLDERS APPROVE THIS PROPOSAL?
The proposed change would provide the Trustees with additional flexibility to make decisions that they believe are in shareholders' best interests without causing a Fund to incur the delay and expense of soliciting shareholder approval, except as required by applicable law.  The Board believes that this would make the administration of the Trust more efficient and cost-effective, and provide greater flexibility for the operations of the Trust.
PROPOSAL 3: AMENDMENT OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES
WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THIS CHANGE?
The 1940 Act requires investment companies to establish and disclose in their registration statements certain "fundamental" investment policies that can only be changed by shareholder vote, including a policy that restricts a fund's ability to purchase or sell commodities.  Proposal 3 would permit each Fund to purchase and sell physical commodities to the extent permitted under the 1940 Act or other governing statute, by the rules thereunder, or by the Securities and Exchange Commission (the "SEC") or other regulatory agency with authority over the Fund.  Since the adoption of each Fund's current fundamental investment limitation regarding investments in commodities, the financial markets and related regulations have evolved, and new types of financial instruments have become available as potential investment opportunities.  The proposed change will provide the Funds with greater flexibility to trade in the various types of modern derivative instruments; however, no change in the manner in which any Fund is managed is anticipated as a result of the implementation of the amended fundamental investment limitation.
PROPOSAL 4:  AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR THE FUNDS
WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THESE AMENDMENTS?
Each Fund has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Contract"), under which several affiliates of the Adviser are available to serve as sub-advisers for the Fund at the discretion of the Adviser.  The Sub-Advisory Contract allows the Adviser and the Funds to receive investment advice and research services from Sub-Advisers that are parties to the Sub-Advisory Contract, and also permits the Adviser to grant one or more of those Sub-Advisers investment management authority for a particular Fund, or a portion of a Fund, if the Adviser believes doing so would benefit that Fund and its shareholders.  The Adviser and the Board believe that the addition of Invesco PowerShares and Invesco India to the pool of sub-advisers available to the Funds will benefit the Funds and their shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Funds, and will give the Funds access to additional portfolio managers and investment personnel with more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.
HOW WILL THESE AMENDMENTS AFFECT ME AS A SHAREHOLDER?
The Funds and their investment objectives will not change as a result of the amendments.  To the extent assets are allocated to them, Invesco PowerShares and Invesco India will be paid by the Adviser out of its advisory fee, so there will be no additional fees or expenses for any Fund as a result of the approval of the amendment to the Sub-Advisory Contract to add Invesco PowerShares or Invesco India as a sub-adviser to the Fund.

PROPOSAL 1
ELECTION OF TRUSTEES

Shareholders of the Trust are being asked to elect 15 Trustees (together, the "Trustee Nominees") to the Board.  Eleven of the current 13 Trustees of the Board—specifically, Martin L. Flanagan, Philip A. Taylor, Bruce L. Crockett, David C. Arch, James T. Bunch, Jack M. Fields, Dr. Eli Jones, Dr. Prema Mathai-Davis, Dr. Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli—have been nominated for re-election to the Board.  Additionally, each of Cynthia Hostetler, Teresa M. Ressel, Ann Barnett Stern and Christopher L. Wilson (together, the "New Nominees") have been nominated for election to the Board for the first time.  Current Trustees Albert R. Dowden and Suzanne H. Woolsey retired effective December 31, 2016 and are not standing for re-election.  The New Nominees were recommended by a third party search firm or a current Trustee prior to their nominations as Trustees.

All Trustee Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.  If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.  In addition, it is the current policy of the Board that any trustees who are not affiliated with Invesco may serve on the Board until December 31 of the year in which the trustee turns 75.  If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Trust's shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trust consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on the Board, the Trust's Agreement and Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement or reduce the size of the Board. Any such appointment would be subject to the 1940 Act requirement regarding election of trustees.
Information Regarding the Trustee Nominees
The business and affairs of the Trust are managed under the direction of the Board.  This section of this Proxy Statement provides you with information regarding each Trustee Nominee.  Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement pursuant to the policy noted above.  The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates.   If all Trustee Nominees are elected, the Board will be composed of 15 Trustees, including 13 Trustees who are not "interested persons" of the Funds, as that term is defined in the 1940 Act (collectively, the "Independent Trustees" and each an "Independent Trustee").
The term "Invesco Fund Complex" includes each of the open-end and closed-end registered investment companies advised by the Adviser as of the Record Date. As of the date of this Proxy Statement, there were 146 funds in the Invesco Fund Complex.
The mailing address of each Trustee and each Trustee Nominee is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Interested Trustee Nominees
Martin L. Flanagan(1) - 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc. (holding company),  INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Philip A. Taylor(2) - 1954 President and Principal Executive Officer	2006
Head of the Americas Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc.  (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly:  President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer);  Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

		146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Independent Trustee Nominees
Bruce L. Crockett – 1944 Trustee and Chair	1978	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146
Chairman of Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Member of the Audit Committee, Ferroglobe PLC (metallurgical company); Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent. Directors Council

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers' Association.
James T. Bunch – 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Cynthia Hostetler – 1962 Nominee	†	Retired. Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	146†	Vulcan Materials Company; Trilinc Global Impact Fund; and Aberdeen Investment Funds.
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff).

Prema Mathai-Davis – 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Teresa M. Ressel – 1962 Nominee	†
Retired.
Formerly:  Chief Financial Officer, The Olayan Group (manufacture, wholesale, retail and distribution of various consumer, financial and industrial products and services); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management and Budget and Chief Financial Officer, U.S. Department of the Treasury; Executive Change Consultant, Cigna Healthcare; Senior Vice President, Kaiser Permanente; Program Manager, Hewlett-Packard Company; Nuclear Test & Construction Engineer, General Dynamics Corporation

			146†	Atlantic Power Corporation; ON Semiconductor Corp.
Larry Soll – 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Ann Barnett Stern – 1957 Nominee	†
President and Chief Executive Officer, Houston Endowment (private philanthropic institution).

Formerly: Executive Vice President and General Counsel, Texas Children's Hospital, Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP.

			146†	Federal Reserve Bank of Dallas.
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None
Christopher L. Wilson – 1957 Nominee	†
Managing Partner, CT2, LLC (investing and consulting firm).

Formerly:  President/Chief Executive Officer, Columbia Funds, LLC, an Ameriprise Financial, Inc. Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments
			146†	TD Asset Management, USA, Inc.; ISO New England, Inc.

__________________________

(1)
Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act)of the Funds because he is an officer and a director of the Adviser.
†	Current nominee for election.
___________________________

Board Qualifications and Experience

    Interested Trustee Nominees.

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.
Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin's co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.
Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.
Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.
The Board believes that Mr. Flanagan's long experience as an executive in the investment management area benefits the Funds.
Philip A. Taylor, Trustee
Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco's North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.
Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.
Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.
The Board believes that Mr. Taylor's long experience in the investment management business benefits the Funds.
 Independent Trustee Nominees.
Bruce L. Crockett, Trustee and Chair
Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.
Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.
Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of the Investment Company Institute and Ferroglobe PLC (metallurgical company).  He is also a member of the Executive Committee and Chair of the Governance Committee of the Independent Directors Council.
The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.
Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers' Association and a member of the World Presidents' Organization.
The Board believes that Mr. Arch's experience as the CEO of a public company and his experience with investment companies benefits the Funds.
James T. Bunch, Trustee
James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.
From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.
At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.
In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.
The Board believes that Mr. Bunch's experience as an investment banker and investment management lawyer benefits the Funds.
Jack M. Fields, Trustee
Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.
Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.
Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.
Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.
The Board believes that Mr. Fields' experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Cynthia Hostetler

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation ("OPIC"), a government agency that supports US investment in the emerging markets.  Ms. Hostetler oversaw a multi-

billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment.

Dr. Eli Jones, Trustee
Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016. Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.
The Board believes that Dr. Jones' experience in academia and his experience in marketing benefits the Funds.
Dr. Prema Mathai-Davis, Trustee
Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.
Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.
The Board believes that Dr. Mathai-Davis' extensive experience in running public and charitable institutions benefits the Funds.

Teresa M. Ressel

Teresa M. Ressel has previously served across both the private sector and the U.S. government.  Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer.   Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel also currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee.  ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use.   She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada.   She serves on the audit committee and compensation committees and has been on the Atlantic Power board since 2014.

The Board believes that Ms. Ressel should be elected to serve as an Independent Trustee because of her extensive knowledge of risk management and financial services in both the public and private sectors, her experience as a director and audit committee member of other companies, and other professional experience gained through her prior employment.

Dr. Larry Soll, Trustee
Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.
Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.
The Board believes that Dr. Soll's experience as a chairman of a public company benefits the Funds.

Ann Barnett Stern

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children's Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director, and other professional experience gained through her prior employment.

Raymond Stickel, Jr., Trustee
Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.
Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.
Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm's Accounting and Auditing Executive Committee.
The Board believes that Mr. Stickel's experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver's Daniels College of Business.

Mr. Troccoli's leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office's Financial Services Practice.  He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies.  Toward the end of his career, Mr. Troccoli was a founding member of KPMG's Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG's Private Equity Group.

The Board believes that Mr. Troccoli's experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Christopher L. Wilson

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson should be elected to serve as an Independent Trustee because of his extensive knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment.
Trustee Nominee and Trustee Ownership of Fund Shares
As of October 31, 2016, each Trustee Nominee and Trustee beneficially owned shares of the Funds and, on an aggregate basis, any funds in the Invesco Fund Complex overseen by the Trustee Nominee in the amounts specified in Annex B.
Board Leadership Structure
The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board.  The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board.  The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings.  The Chairman may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to a Fund's charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board, generally.  As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Role in Risk Oversight
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee, Governance Committee and Valuation, Distribution and Proxy Oversight Committee (as further described below) (for purposes of this section only, the "Risk Committees"). These Risk Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Risk Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Risk Committee or the Senior Officer.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco's Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted in advance with respect to such change.
The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund's major financial risk exposures. In addition, the Audit Committee meets regularly with Invesco Ltd.'s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
The Compliance Committee receives regular compliance reports prepared by the Adviser's compliance group and meets regularly with each Fund's Chief Compliance Officer (the "CCO") to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds' service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.
The Governance Committee monitors the composition of the Board and each of the Risk Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.
The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.
Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chairman of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services.  Compensation received by the Trustees of the Funds as of December 31, 2015 is shown in Annex C hereto.
Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting.  The Board met [    ] times during the Trust's fiscal year ended December 31, 2015 and each Trustee who is standing for re-election attended at least 75% of the aggregate of:  (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which the Trustee served.  Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.  In addition, no Trust held, or was required to hold, an annual meeting at which Board members were elected during the Trust's last fiscal year.

Board Committees
The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the "Committees").
Audit Committee
The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair) and Troccoli (Vice Chair) and Dr. Soll.  The Audit Committee held six meetings during the fiscal year ended December 31, 2015.
The Audit Committee performs a number of functions with respect to the oversight of the Funds' accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds' financial statements and compliance with legal and regulatory requirements.
Compliance Committee
The members of the Compliance Committee are Messrs. Bunch (Vice Chair), Stickel and Troccoli, and Dr. Soll (Chair).  The Compliance Committee held five meetings during the fiscal year ended December 31, 2015.
The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds' CCO and Senior Officer; (ii)  reviewing recommendations and reports made by the CCO or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, or the Senior Officer.

Governance Committee
The members of the Governance Committee are Messrs. Arch, Crockett, and Fields (Chair) and Drs. Jones and Mathai-Davis.  All of the members of the Governance Committee are Independent Trustees.  The Governance Committee held six meetings during the fiscal year ended December 31, 2015. The Board has adopted and approved a formal written charter for the Governance Committee.  The Governance Committee's charter is available at www.invesco.com/us.
The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee,  and nominating the Chairman of the Board and the Chair and Vice-Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees.
The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated.  Notice procedures set forth in the Trust's Bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a special shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to the meeting or the tenth day following the public announcement of the date of the meeting and not earlier than the close of business on the 120th day prior to the date of the meeting.
While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate's qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an "interested person," as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person's specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members.  The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.
Investments Committee
The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields (Vice Chair), Flanagan, Stickel, Taylor and Troccoli and Drs. Jones, Mathai-Davis and Soll.  The Investments Committee held six meetings during the fiscal year ended December 31, 2015.

The Investments Committee's primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to periodically review Fund performance information.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.
Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Mr. Fields, and Drs. Jones (Vice Chair) and Mathai-Davis (Chair).  The Valuation, Distribution and Proxy Oversight Committee held six meetings during the fiscal year ended December 31, 2015.
The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds' valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing the Adviser's annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures.
 Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Funds or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.
THE BOARD RECOMMENDS A VOTE "FOR ALL" OF THE TRUSTEE NOMINEES.

PROPOSAL 2
AMENDMENT OF THE TRUST'S AGREEMENT AND DECLARATION OF TRUST

The Trust is organized as a Delaware statutory trust under Delaware law. The operations of the Trust are governed by its Agreement and Declaration of Trust (the Trust's existing Agreement and Declaration of Trust, as amended to date, the "Existing Declaration of Trust").  The Board is recommending that shareholders approve amendments to the Existing Declaration of Trust to allow the Trustees to authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust or between a series of the Trust and a series of any other registered investment company) (together, "significant transactions"), and (ii) the combination of two or more classes of shares of any series into a single class, each without shareholder approval. A form of the amendment to the Existing Declaration of Trust proposed to be adopted by the Trust (the "Declaration of Trust Amendment") is attached hereto as Annex D.  The proposed changes to the Existing Declaration of Trust will provide the Trustees with additional flexibility to make decisions that they believe are in shareholders' best interests without causing a Fund to incur the delay and expense of soliciting shareholder approval except as required by applicable law. Although the Trustees' authority to effect significant transactions and combinations of share classes would be expanded under the Declaration of Trust Amendment, the Board's consideration of significant transactions and combinations of share classes would still be subject to applicable requirements under the 1940 Act and Delaware law, and shareholders would be protected by the same Board oversight process currently in place for the Funds.

The 1940 Act and rules thereunder permit investment company boards to authorize significant transactions without first seeking shareholder approval if certain conditions are met. Delaware law also affords boards of trustees the authority to approve significant transactions without the added procedural step of shareholder approval. Specifically, a Delaware statutory trust is permitted to provide in its declaration of trust that significant transactions may be effected upon board approval.  Under the Existing Declaration of Trust, however, a significant transaction of the Trust or any series thereof generally requires shareholder approval, even when shareholder approval of the transaction is not otherwise required by applicable law. Accordingly, the amendments are designed to provide the Trust's governing documents with the full scope of flexibility conferred by the 1940 Act and Delaware law.  In addition, most modern investment company charter documents allow funds to take similar actions with Board approval.  Thus, the changes would also align the Trust's governing documents with those of similar investment companies, which generally provide for Board approval of significant transactions.  The Board believes that it is in the best interests of shareholders to modernize the Existing Declaration of Trust to permit the Board to authorize significant transactions without shareholder approval consistent with the Delaware law and the 1940 Act and related rules thereunder.

The proposed changes are also intended to make the administration of the Trust more efficient and cost-effective, and to provide greater flexibility for the operations of the Trust. The changes would provide the Board with additional flexibility to make decisions that the Board determines are in the best interests of shareholders when considering a significant transaction of the Trust or a Fund without causing the Trust or Fund to incur the time and expense of soliciting shareholder approval unless it is required by applicable law. Accordingly, it is expected that the Declaration of Trust Amendment will save shareholders the considerable expense associated with future shareholder meetings. The Declaration of Trust Amendment would not alter the Trustees' existing fiduciary obligations to act in the best interests of the Funds and their shareholders. Shareholders would also receive adequate notice of any significant transaction authorized by the Board pursuant to the Declaration of Trust Amendment.

If the Declaration of Trust Amendment is adopted, shareholders will continue to benefit from the rights and protections afforded under the 1940 Act with respect to significant transactions and would retain the right to vote on certain transactions.  For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied.  Shareholder approval of a merger or reorganization would also be required where, for example, there are material differences in the fundamental policies or advisory contracts of the relevant funds, or if the acquiring fund paid a distribution (12b-1) fee that was higher than the acquired fund's 12b-1 fee.

The Declaration of Trust Amendment would also clarify the Trustees' authority to combine the shares of two or more classes of any series into a single class without shareholder approval. The Trustees' exercise of this authority under the Declaration of Trust Amendment would be subject to any applicable provisions of the 1940 Act, and the rules adopted thereunder, and Delaware law.  The Existing Declaration of Trust is silent with respect to such share class combinations. The clarification is designed to explicitly affirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders' best interests without causing the Fund to incur the time and expense of soliciting shareholder approval.

If the shareholders of the Trust do not approve Proposal 2 to amend the Existing Declaration of Trust, the Board will continue to be required to obtain shareholder approval to enter into mergers, consolidations and similar transactions, and to combine shares of two or more classes of any series into a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
AMENDMENT TO THE TRUST'S AGREEMENT AND DECLARATION OF TRUST

PROPOSAL 3
AMENDMENT OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES

The shareholders of each Fund are being asked to approve an amendment to the fundamental investment limitation of the Fund regarding its investments in commodities.

Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental (i.e., the investment policy may only be changed with shareholder approval). The Funds have previously adopted the fundamental investment limitations regarding investments in commodities listed in Annex E for each Fund.

Since the adoption of the Funds' current fundamental investment limitations regarding commodities, the financial markets and related regulation by the U.S. Commodity Futures Trading Commission and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including transactions in commodity-linked instruments.  The Adviser considers the proposed amended fundamental investment limitation to be well-suited to today's regulatory and investment environments and believes that it will provide greater clarity with respect to the scope of the restriction in light of the evolved landscape.  Specifically, the proposed change is intended to: (i) simplify and standardize the Funds' current policies; (ii) provide the Funds greater flexibility with respect to the use of commodity-related investments in pursuing their respective investment objectives and strategies; and (iii) preserve the Funds' ability to trade in a variety of modern derivative instruments including, but not limited to, futures contracts, forward contracts, options and swaps.

The Adviser does not anticipate any changes to the manner in which any of the Funds will be managed as a result of the implementation of the amended fundamental investment limitation.  Generally, the Funds do not plan to purchase or sell any physical commodities and this will not change as a result of the implementation of the amended fundamental investment limitation.  Funds that may currently invest in derivative instruments will continue to be permitted to do so, subject to each Fund's objective, principal strategies and policies as set forth in its Prospectus and Statement of Additional Information.

If approved by shareholders of a Fund, the Proposal will be effective for each Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to such Fund's prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to a Fund's registration statement, reflecting such changes to the Fund's fundamental investment limitation.

Proposed Fundamental Investment Limitation:
The Fund may not: purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Notwithstanding the greater flexibility provided by the proposed fundamental investment limitation, each Fund would be subject to limitations established, from time to time, by the Board.  It is not currently anticipated that the proposed amendment to the investment limitation relating to commodities would result in any change in the Funds' current investment strategies or lead to additional material risk at this time.  However, should the Adviser believe that a Fund's investment strategy or material risks should be modified in the future, the Adviser would request the approval of the Board for any such material modification.

If Proposal 3 is not approved by shareholders of each Fund, the fundamental investment restriction prohibiting each Fund from purchasing or selling physical commodities, unless acquired as a result of ownership of securities or other instruments, will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN PHYSICAL COMMODITIES.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR THE FUNDS

Proposal 4 includes two sub-Proposals—sub-Proposal 4(a) and sub-Proposal 4(b)—each of which involves a separate vote.

Existing Sub-Advisory Contract

In 2007, a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Contract") was approved by shareholders of certain Funds then in existence, under which several affiliates of the Adviser would be available to serve as sub-advisers for such Funds at the discretion of the Adviser (the "Existing Sub-Advisers").  The date that each Fund individually approved the Sub-Advisory Contract, the date the Sub-Advisory Contract was last submitted to shareholders for each Fund, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Existing Sub-Advisers on behalf of each Fund during each Fund's last fiscal year are provided in Annex F.

Pursuant to sub-Proposal 4(a), the shareholders of each Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC ("Invesco PowerShares") as a sub-adviser for the Funds.  This amendment would create a new sub-advisory agreement between the Adviser and Invesco PowerShares on behalf of the Funds (the "PowerShares Sub-Advisory Agreement").

In addition, pursuant to sub-Proposal 4(b), the shareholders of each Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited ("Invesco India") as a sub-adviser for the Funds.  This amendment would create a new sub-advisory agreement between the Adviser and Invesco India on behalf of the Funds (the "India Sub-Advisory Agreement").

Invesco PowerShares and Invesco India are together referred to as the "Proposed Sub-Advisers."  The PowerShares Sub-Advisory Agreement and the India Sub-Advisory Agreement are together referred to as the "Proposed Sub-Advisory Agreements."

Reasons for Adding the Proposed Sub-Advisers to the Existing Sub-Advisory Contract

The Sub-Advisory Contract allows the Adviser and the Funds to receive investment advice and research services from the Existing Sub-Advisers, and also permits the Adviser to grant one or more of the Existing Sub-Advisers investment management authority for a particular Fund, or a portion of a Fund, if the Adviser believes doing so would benefit that Fund and its shareholders.  Like the Existing Sub-Advisers, the Proposed Sub-Advisers conduct research and compile information and make recommendations on (i) the markets and economies of certain countries and securities of companies located in such countries, and/or (ii) various specific types of investments and investment techniques, and provide related investment advisory services.

The Adviser and the Board believe that the addition of the Proposed Sub-Advisers to the pool of sub-advisers available to the Funds, if approved by shareholders, will benefit the Funds and their shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.  Additionally, the Adviser and the Board believe that the Funds and their shareholders may benefit from giving the Proposed Sub-Advisers the ability to execute portfolio transactions for the Funds.  This ability should, in some cases, enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

Changes to your Fund if the Proposed Sub-Advisory Agreements are Approved

If the Proposed Sub-Advisory Agreements are approved, the Proposed Sub-Advisers will be added to the pool of sub-advisers available to the Funds, as described above.  Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Fund, except to the extent certain portfolio managers of the Proposed Sub-Advisers are assigned to your Fund, as described above.  Each Fund's current portfolio managers are disclosed in that Fund's prospectus.  Any changes to a Fund's portfolio managers also will be disclosed in a supplement to that Fund's prospectus or a new prospectus.

In addition, under the Proposed Sub-Advisory Agreements, the Adviser, not the Funds, will be responsible for the payment of fees to the Proposed Sub-Advisers.  Therefore, the fees and expenses of each Fund under the Sub-Advisory Contract will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Material Terms of the Proposed Sub-Advisory Agreements

Other than the addition of the Proposed Sub-Advisers to the Sub-Advisory Contract, the material terms of the Proposed Sub-Advisory Agreements will be the same as the material terms of the Sub-Advisory Contract.  The material terms of the Sub-Advisory Contract are as follows:

▪
The Sub-Advisory Contract provides that the Adviser may, in its discretion, appoint sub-advisers, which, if Proposal 4(a) and 4(b) are approved by shareholders of the Funds, will include the Existing Sub-Advisers and the Proposed Sub-Advisers (together, the "Affiliated Sub-Advisers"), to provide one or more of the following services:  (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds.  The Sub-Advisory Contract provides that the services and the portion of the investments of each Affected Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by the Adviser and the respective Affiliated Sub-Adviser.  With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board, to:  (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

▪
Each Affiliated Sub-Adviser agrees under the Sub-Advisory Contract that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services.  Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Affiliated Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

▪
The Sub-Advisory Contract requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

▪
The Sub-Advisory Contract requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreement and Declaration of Trust, By-Laws and registration statements of the Funds, and with the instructions and directions of the Adviser and the Board, and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

▪
The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to the Adviser and the Funds, it will do so for no compensation from either the Adviser or the Funds.

▪
The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that the Adviser will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month.  In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the Sub-Advisory Contract exceed 40% of the monthly compensation the Adviser receives from the Trust pursuant to its advisory agreement with the Trust.  The Sub-Advisory Contract further provides that if, for any fiscal year of the Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the

Adviser, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that the Adviser reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse the Adviser for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

▪
The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Board and the Adviser with periodic and special reports as the Board or the Adviser reasonably may request.

▪
The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information.

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The Sub-Advisory Contract requires each Affiliated Sub-Adviser at its expense to make its portfolio managers and other appropriate investment personnel available to the Board and the Adviser, at reasonable times, either in person or, at the mutual convenience of the Adviser and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds, and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to the Adviser relating to the investment strategies it employs.

▪	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

▪	The Sub-Advisory Contract requires each Affiliated Sub-Adviser, upon the Adviser's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

▪	The Sub-Advisory Contract includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

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The Sub-Advisory Contract requires each Affiliated Sub-Adviser, unless otherwise directed by the Adviser or the Board, to vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser's proxy voting policy.

▪	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds.

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The Sub-Advisory Contract will continue from year to year for each Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose.  The Sub-Advisory Contract is terminable for any Fund or any Affiliated Sub-Adviser:  (i) by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to the Trust.  Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, the Adviser will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until the Adviser appoints another Affiliated Sub-Adviser to perform such duties and responsibilities.  In addition, the Sub-Advisory Contract will terminate automatically if assigned.

Factors Considered by the Board in Approving the Proposed Sub-Advisory Agreements

At in-person meetings held on November 30 - December 1, 2016, the Board, including a majority of the Independent Trustees, approved an amendment to the Sub-Advisory Contract for each Fund to add Invesco PowerShares and Invesco India to the Sub-Advisory Contract, effective upon shareholder approval.  In so doing, the Board determined that the compensation to each Proposed Sub-Adviser under the Sub-Advisory Contract is fair and reasonable and adopted the Sub-Advisory Contract as being in the best interests of the Funds and their shareholders.

The Independent Trustees met separately during their evaluation of the Proposed Sub-Advisers with independent legal counsel from whom they received independent legal advice, and the Independent Trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the Funds who reports directly to the independent trustees.  The Proposed Sub-Advisers were considered separately for each Fund, although the Board also considered the common interests of all of the Funds in its deliberations.  The Board comprehensively considered all of the information provided to it and did not identify any particular factor that was controlling.  Furthermore, each Trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board's approvals.  The Board reached its conclusions after careful discussion and analysis.  The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives.  The Board recommends that you approve the Proposed Sub-Advisory Agreements, and therefore the amendment to the Sub-Advisory Contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE PROPOSED SUB-ADVISERS

The Board reviewed the services expected to be provided by the Proposed Sub-Advisers under the Sub-Advisory Contract and the credentials and experience of the officers and employees of the Proposed Sub-Advisers.  The Board noted that the Proposed Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Proposed Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the addition of Invesco PowerShares and Invesco India to the Sub-Advisory Contract may benefit the Funds and their shareholders by permitting the Adviser to access the resources and talents of the Proposed Sub-Advisers in managing the Funds. The Board concluded that the nature, extent and quality of services that may be provided by the Proposed Sub-Advisers were appropriate and satisfactory and consistent with the terms of the Sub-Advisory Contract.

B. FUND PERFORMANCE

The Board did not view Fund performance as a relevant factor in considering whether to approve the addition of Invesco PowerShares or Invesco India to the Sub-Advisory Contract for the Funds, as Invesco PowerShares and Invesco India do not currently manage assets of the Funds.

C. SUB-ADVISORY FEES

The Board also considered the services that may be provided by the Proposed Sub-Advisers pursuant to the Sub-Advisory Contract, as well as the fees payable by the Adviser pursuant to the Sub-Advisory Contract.  The Board noted that the Adviser retains overall responsibility for, and provides services to, sub-advised Funds, including oversight of the Proposed Sub-Advisers.  The Board also noted that the sub-advisory fees are not paid directly by the Funds, but rather, are payable by the Adviser to the Proposed Sub-Advisers. The Board noted that the Adviser does not expect that the Proposed Sub-Advisers will receive ancillary benefits as a result of any relationship with the Funds.

D. ECONOMIES OF SCALE AND BREAKPOINTS

The Board considered the extent to which there are economies of scale in the provision of the sub-advisory services to the Funds. Because the sub-advisory fee is payable by the Adviser, the Board noted that findings regarding economies of scale and breakpoints made in connection with the most recent annual review process would not be affected.

E. PROFITABILITY AND FINANCIAL RESOURCES OF THE PROPOSED SUB-ADVISERS

The Board received and accepted information from the Adviser demonstrating that each Proposed Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Contract.

Transactions with Affiliated Brokers

For the twelve months ended November 30, 2016, the Funds listed below paid the following commissions to brokers that were affiliated persons of the Funds, or affiliated persons of such persons:

[Affiliated Brokerage Commissions per Fund to be added]

Trustees and Officers of the Funds that are also Officers and/or Directors of the Proposed Sub-Advisers

The following table lists the current Trustees and executive officers of the Funds who are also officers and/or directors of a Proposed Sub-Adviser.  No Trustee and/or officer of a Fund owns securities or has any other material direct or indirect interest in a Proposed Sub-Adviser or any other person controlling, controlled by or under common control with a Proposed Sub-Adviser.

Name and Position(s) Held with the Funds	Position Held With Proposed Sub-Adviser(s)
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary	Managing Director of Invesco PowerShares

SUB-PROPOSAL 4(a):      APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE FUNDS

Information Regarding Invesco PowerShares

Invesco PowerShares is a limited liability company organized in Delaware with its principal office located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.  Invesco PowerShares has been a registered investment adviser since 2003.  Invesco PowerShares is an indirect wholly owned subsidiary of Invesco Ltd.  Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309.  The following list specifies the names and addresses of each parent company of Invesco PowerShares, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Holding Company (US), Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco Group Services, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
IVZ UK Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Management Group, Inc. (11 Greenway Plaza, Suite 1000, Houston, TX 77046)
Invesco North American Holdings, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco PowerShares

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco PowerShares are listed in Annex G.

Fees Charged by Invesco PowerShares for its Services to Other Funds with Similar Objectives as the Funds

The fees paid to Invesco PowerShares for acting as a sub-adviser to other funds with investment objectives similar to the Funds are set forth in Annex H.

Effective Date of the PowerShares Sub-Advisory Agreement

If sub-Proposal 4(a) is approved by shareholders of the Funds, the PowerShares Sub-Advisory Agreement is expected to become effective for each Fund as of the date that the PowerShares Sub-Advisory Agreement is entered into between the Adviser and Invesco PowerShares.  Following implementation, the PowerShares Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years.  Thereafter, the Board will consider the continuation of the PowerShares Sub-Advisory Agreement on an annual basis.

If sub-Proposal 4(a) is not approved by shareholders of the Funds, the Sub-Advisory Contract currently in place will remain in effect, and Invesco PowerShares will not be added as a sub-adviser to the Funds.  There will be no changes to the agreements among the Funds, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE FUNDS

SUB-PROPOSAL 4(b):     APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS A SUB-ADVISER FOR THE FUNDS

Information Regarding Invesco India

Invesco India is a private limited company organized in India with its principal office located at 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai - 400 057, India.  Invesco India has been a registered investment adviser since [2016].  Invesco India is an indirect wholly owned subsidiary of Invesco Ltd.  Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309.  The following list specifies the names and addresses of each parent company of Invesco India, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Pacific Group Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Asset Management Pacific Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco Hong Kong Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco India

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco India are listed in Annex G.

Fees Charged by Invesco India for its Services to Other Funds with Similar Objectives as the Funds

Invesco India did not act as an adviser or sub-adviser to other funds with investment objectives similar to the Funds.

Effective Date of the India Sub-Advisory Agreement

If sub-Proposal 4(b) is approved by shareholders of the Funds, the India Sub-Advisory Agreement is expected to become effective for each Fund as of the date that the India Sub-Advisory Agreement is entered into between the Adviser and Invesco India.  Following implementation, the India Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years.  Thereafter, the Board will consider the continuation of the India Sub-Advisory Agreement on an annual basis.

If sub-Proposal 4(b) is not approved by shareholders of the Funds, the Sub-Advisory Contract currently in place will remain in effect, and Invesco India will not be added as a sub-adviser to the Funds.  There will be no changes to the agreements among the Funds, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED FOR THE FUNDS

OTHER INFORMATION
Executive Officers of the Funds
The following information relates to the executive officers of the Funds.  Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser.  The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified.  The Funds' officers do not receive compensation from the Funds.  The Funds' officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities.  The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010
President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly:  Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr —1962 Senior Vice President, Chief Legal Officer and Secretary	2010
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly:  Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Senior Vice President	2010
Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited;  Senior Vice President, The Invesco Funds

Formerly:  Vice President, The Invesco Funds (other than AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC  (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), and Short-Term Investments Trust only)

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

Crissie Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser),  Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust,  PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010
Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly:  Assistant Vice President, The Invesco Funds

Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010
Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly:  Assistant Vice President, The Invesco Funds

Principal Shareholders of the Funds
The persons who as of October 31, 2016 held of record more than 5% of the shares of a Fund are set forth in Annex I.  To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the shares of any Fund.
Independent Registered Public Accounting Firm
 PricewaterhouseCoopers, LLP ("PwC") has been selected as each Fund's independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the current fiscal year.
It is not expected that representatives of PwC will attend the Meeting.  In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm.  Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as:  (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee reviewed and discussed the last audited financial statements of each Fund with management and with PwC.  In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 16 (Communications with Audit Committees).  Based on this review, the Audit Committee recommended to the Board that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

Auditor Independence

The Audit Committee received the written disclosures and the letter from PwC regarding its independence required by Public Company Accounting Oversight Board's ("PCAOB") Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to each Fund.  In connection with those discussions, PwC advised the Audit Committee that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the "Loan Rule").

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client's equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd. (collectively, the Invesco Complex). PwC informed the Funds it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a "no-action" letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. PwC has communicated that the circumstances which called into question its independence under the Loan Rule with respect to the audits of the Funds are consistent with the circumstances described in the no action letter.  PwC also concluded that its objectivity and impartiality was not impaired with respect to the planning for and execution of the Funds' audits and that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter.  Therefore, the Adviser, the Funds and PwC have concluded that PwC can continue as the Funds' independent registered public accounting firm.   The Invesco Complex intends to rely upon the no-action letter.

In connection with this proxy solicitation, the Adviser is making additional inquiries to determine whether, as of the Record Date, there are any record or beneficial owners of more than ten percent of a Fund's equity securities that do not fit the circumstances described in the no-action letter, which would make the Fund ineligible to rely on the no-action letter.   In that event, the affected Fund would need to consult with the SEC staff or take other action to comply with the no-action letter requirements in order be eligible to continue to utilize PwC as the Fund's independent registered public accounting firm.

 Audit Fees
For each Fund's two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund's annual financial statements are set forth in Annex J.  All of the audit services for each Fund's two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.
Audit-Related Fees

For each Fund's two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth in Annex J.  All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for each Fund's two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund's two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in Annex J.  All of the tax services for each Fund's two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.
All Other Fees
For each Fund's two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth in Annex J.  All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities
For each Fund's two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the "Covered Entities") are set forth in Annex J.  The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds.  The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC for the Funds and Covered Entities is compatible with maintaining PwC's independence in performing audit services.
Proxy Solicitation Expenses
The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Funds, except that the Adviser has agreed to pay $500,000 of the Funds' proxy solicitation costs.  In addition, the Adviser will bear indirectly an additional amount of proxy solicitation costs as a result of the expense limitation arrangements in place between the Adviser and the Funds.  [To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds.  The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.]  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives.  The Funds have also retained Computershare, a professional proxy solicitation firm, to assist in any additional proxy solicitation. The estimated cost of solicitation by Computershare is approximately [$     .]

Shareholder Proposals
As a general matter, the Funds do not hold regular meetings of shareholders.  Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Secretary of the applicable Trust at the address set forth on the first page of this Proxy Statement.  To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting.  Such proposals also must comply with applicable law.
For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 – Board Committees – Governance Committee."
General
Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting.  However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.
Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.
If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s)/voting instruction form(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary
December __, 2016

ANNEX A
FUNDS
The following list sets forth each of the investment companies and their series (each, a "Fund" and collectively, the "Funds") participating in the Special Meeting of Shareholders to be held at 1555 Peachtree Street NE, Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time.  The name in the first column below is the legal name for each Fund.

Registrant Shares Outstanding(1)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V. I. American Franchise Fund
Series I
Series II
Invesco V. I. American Value Fund
Series I
Series II
Invesco V. I. Balanced-Risk Allocation Fund
Series I
Series II
Invesco V. I. Comstock Fund
Series I
Series II
Invesco V. I. Core Equity Fund
Series I
Series II
Invesco V. I. Core Plus Bond Fund
Series I
Series II
Invesco V. I. Diversified Dividend Fund
Series I
Series II
Invesco V. I. Equally-Weighted S&P 500 Fund
Series I
Series II
Invesco V. I. Equity and Income Fund
Series I
Series II
Invesco V. I. Global Core Equity Fund
Series I
Series II
Invesco V. I. Global Health Care Fund
Series I
Series II
Invesco V. I. Global Real Estate Fund
Series I
Series II
Invesco V. I. Government Money Market Fund
Series I
Series II
Invesco V. I. Government Securities Fund
Series I
Series II
Invesco V. I. Growth and Income Fund
Series I
Series II
Invesco V. I. High Yield Fund
Series I
A-1

Series II
Invesco V. I. International Growth Fund
Series I
Series II
Invesco V. I. Managed Volatility Fund
Series I
Series II
Invesco V. I. Mid Cap Core Equity Fund
Series I
Series II
Invesco V. I. Mid Cap Growth Fund
Series I
Series II
Invesco V. I. S&P 500 Index Fund
Series I
Series II
Invesco V. I. Small Cap Equity Fund
Series I
Series II
Invesco V. I. Technology Fund
Series I
Series II
Invesco V. I. Value Opportunities Fund
Series I
Series II

___________________

(1)	As of December 12, 2016.

A-2

ANNEX B
TRUSTEE AND NOMINEE OWNERSHIP OF SHARES OF THE FUNDS
The table below indicates the number of shares of the respective Funds listed below owned by each Trustee or Nominee listed below as of October 31, 2016.  The percentage of each Trustee's or Nominee's shares to the total shares outstanding for a Fund is shown in parenthesis when such ownership individually exceeds 1% of the total shares outstanding. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of October 31, 2016.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class__
Interested Persons
Martin L. Flanagan
Philip A. Taylor
Independent Trustees
David C. Arch
James T. Bunch
Bruce L. Crockett
Albert R. Dowden
Jack M. Fields
Eli Jones
Prema Mathai-Davis
Larry Soll
Raymond Stickel, Jr.
Robert C. Troccoli
Suzanne H. Woolsey

[As of [__________________], the Trustees, Nominees and executive officers as a group owned less than 1% of a class of shares of any Fund.]
B-1

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES
The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended October 31, 2016.

Name of Trustee/ Nominee/Officer	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee or Nominee in the Invesco Fund Complex
Interested Persons
Martin L. Flanagan	Over $100,000
Philip A. Taylor	$1 - $10,000
Independent Trustees
David C. Arch	Over $100,000
James T. Bunch	Over $100,000
Bruce L. Crockett	Over $100,000[3]
Albert R. Dowden	Over $100,000
Jack M. Fields	Over $100,000[1]
Eli Jones	N/A
Prema Mathai-Davis	Over $100,000[1]
Larry Soll	Over $100,000
Raymond Stickel, Jr.	Over $100,000
Robert C. Troccoli	N/A
Suzanne H. Woolsey	$50,001 – 100,000

3 Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan.  Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.
B-2

ANNEX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2015, unless otherwise noted.  The term "Invesco Fund Complex" includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits upon Retirement for Invesco Funds(2)	Total Compensation from All Invesco Funds Paid to Trustees(3)
Independent Trustees(4)
David C. Arch	$ 36,916	-	$205,000	$318,500
James T. Bunch	43,172	-	205,000	372,900
Bruce L. Crockett	75,268	-	205,000	652,000
Albert R. Dowden	42,311	-	205,000	367,900
Jack M. Fields	39,470	-	205,000	343,200
Eli Jones (5)	N/A	N/A	N/A	N/A
Prema Mathai-Davis	42,225	-	205,000	367,150
Larry Soll	43,172	-	226,783	372,900
Raymond Stickel, Jr.	46,299	-	205,000	400,100
Robert C. Troccoli (5)	N/A	N/A	N/A	N/A
Suzanne H. Woolsey	36,916	-	-	318,500
Officer
Russell Burk	80,103	N/A	N/A	704,818

(1)
Amounts shown are based on the fiscal year ended December 31, 2015.  The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2015, including earnings, was $89,235.

(2)
These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees' retirement and assume each trustee serves until his or her normal retirement date.  These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.
(4)
On December 31, 2015, Mr. Rodney Dammeyer and Mr. Hugo F. Sonnenschein retired.  During the fiscal year ended December 2015 compensation from the Trust for both Messrs. Dammeyer and Sonnenschein was $100,187 (of which $60,430, including earnings, was deferred).

(5)	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Trust effective January 29, 2016.

C-1

ANNEX D

FORM OF AMENDMENT TO EXISTING DECLARATION OF TRUST

AMENDMENT NO. ___
TO THE AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

This Amendment No. ___ (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") amends, effective as of ________________, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").
Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
WHEREAS, this amendment was approved by the Trustees of the Trust and a vote of the Shareholders.
NOW, THEREFORE, the Agreement is hereby amended as follows:
 1. Section 2.4 is amended to read as follows:

Section 2.4   Actions Affecting Portfolios and Classes.  The Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Shareholders of any Portfolio, or Class thereof, to establish and designate and to change in any manner any Portfolio of Shares, or any Class or Classes thereof; to fix or change such preferences, voting powers, rights, and privileges of any Portfolio, or Classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a Shareholder; to divide or combine the Shares of any Portfolio, or Classes thereof, into a greater or lesser number of Shares; to classify or reclassify or convert any issued or unissued Shares of any Portfolio, or Classes thereof, into one or more Portfolios or Classes of Shares of a Portfolio and, in connection therewith, to cause some or all of the Shareholders of such Portfolio or Class to be admitted as Shareholders of such other Portfolio or Class; and to take such other action with respect to the Shares as the Trustees may deem desirable.  A Portfolio and any Class thereof may issue any number of Shares but need not issue any Shares.  At any time that there are no Outstanding Shares of any particular Portfolio or Class previously established and designated, the Trustees may abolish that Portfolio or Class and the establishment and designation thereof.

2. Section 4.1(k) is amended to read as follows:

(k)   To sell or exchange any or all of the assets of the Trust.

3. Section 6.1 is amended to read as follows:

Section 6.1   Voting Powers.  The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 3.4, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any Registration Statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law or the Governing Instrument that may be taken by Shareholders.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted together, except when required by applicable law or when the Trustees have determined that the matter affects the interests of one or more Portfolios (or Classes), then only the Shareholders of all such affected Portfolios (or Classes) shall be entitled to vote thereon.  Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.  Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the Bylaws.

Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.
D-1

Only Record Owners shall have the power to cast a vote at a meeting of Shareholders subject to the voting provisions set forth in the Governing Instrument.  Beneficial owners of Shares who are not Record Owners shall not be entitled to cast a vote at a meeting of Shareholders but shall be entitled to provide voting instructions to corresponding Record Owners, subject to any limitations imposed by applicable law.

4. Section 9.4 is amended to read as follows:

Section 9.4   Sale of Assets; Merger and Consolidation.  The Trustees may cause (i) the Trust or one or more of its Portfolios to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another Portfolio, statutory trust (or series thereof) or Company (or series thereof),  (ii) the Shares of the Trust or any Portfolio (or Class) to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 9.4, (iii) the Shares of any Class to be converted into another Class of the same Portfolio, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law.  In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Portfolio (or Class) into beneficial interests in such separate statutory trust or trusts (or series or class thereof).

5. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein.  All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

6. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of ________________.

By:
Name: John M. Zerr
Title: Senior Vice President

D-2

ANNEX E
Fundamental Investment Restriction Regarding Investments in Physical Commodities

Current Disclosure for all Funds except Invesco V.I. Balanced-Risk Allocation Fund:
The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Current Disclosure for Invesco V.I. Balanced-Risk Allocation Fund:
The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.  This restriction also does not prevent the Fund from investing up to 25% of its total assets in the Subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

Proposed Disclosure for all Funds, including Invesco V.I. Balanced-Risk Allocation Fund:
The Fund may not: purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

E-1

ANNEX F
EXISTING SUB-ADVISORY AGREEMENTS
Name of Fund and Sub-Adviser	Date Sub-Adviser Became Sub-Adviser Under Existing Sub-Advisory Agreement	Date Last Submitted to a Vote of Shareholders

Invesco V.I. Global Real Estate Fund April 30, 2004 April 2, 2004(1)
Invesco Asset Management Limited

Invesco V.I. High Yield Fund            October 13, 2016                                                                                [  ]
Invesco Canada Ltd.

(1)	Shareholders last voted on the sub-advisory agreement on April 2, 2004 for the purpose of approving it as a new sub-advisory agreement.
[(2)	The applicable Fund's initial shareholder initially approved the sub-advisory agreement and such Fund's public shareholders have not subsequently voted on the sub-advisory agreement.]

F-1

ANNEX G
PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF EACH PROPOSED SUB-ADVISER

Invesco PowerShares Capital Management LLC

The following table provides information with respect to the principal executive officer and the directors of Invesco PowerShares Capital Management LLC.  The business address of the principal executive officer and each director is 3500 Lacy Road, Suite 700, Downers Grove, IL 60515.

NAME	POSITION	PRINCIPAL
Daniel E. Draper	Managing Director, Principal Executive Officer
President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

David Warren	Managing Director
Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – Chief Administrative Officer, Americas, Invesco PowerShares Capital Management  LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

John M. Zerr	Managing Director
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust.

Formerly:  Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Invesco Asset Management (India) Private Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (India) Private Limited.  The business address of the principal executive officer and each director is 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai – 400 057, India.

NAME	POSITION	PRINCIPAL OCCUPATIONS
Vijay Kumar Chopra	Independent Director	Retired
Muralidharan Perumpilavil Govindan Nair	Independent Director	Retired
Andrew Lo	Director	Service. Company Executive
Mihir Kumar Moitra	Independent Director	Retired
Terry San Kong Pan	Director	Service. Company Executive
Saurabh Nanavati	Chief Executive Officer	Chief Executive Officer [Director on the Board of Association of Mutual Funds of India (AMFI), MF Utilities India Pvt. Ltd. and Chairs the AMFI standing committee on ARN]

ANNEX H

Sub-Advisory Fee Schedules for Other Invesco Fund

The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco PowerShares by Invesco Advisers, Inc., the investment adviser to the funds listed in the following table, all of which have similar investment objectives.

Name of Fund	Annual Sub-Advisory Fee Rate	Total Net Asserts for the Most Recently Completed Fiscal Period or Year	Fee Waiver, Expense Limitations and/or Expense Reimbursements for the Most Recently Completed Fiscal Period or Year

H-1

ANNEX I

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*
As of October 31, 2016, the following record owners of shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company.  Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.
Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund
	Series II	IDS Life Insurance Co 222 AXP Financial Ctr Minneapolis, MN 55474-0002	1,139,448.32	37.86%

	Series II	Anchor National Life Insurance Co Var Sep Acct & Var Ann Acct 2727-A Allen Parkway, 4-D1 Attn Variable Annuity Accounting Houston, TX 77019-2107	459,501.95	15.27%

	Series II	Hartford Life and Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	775,450.18	9.63%

	Series II	Voya Ret Ins & Annuity Co One Orange Way B3N Windsor, CT 06095-4773	634,271.20	7.88%

	Series II	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	565,999.02	7.03%

	Series II	Allstate Life Insurance Company PO Box 94210 Palatine, IL 60094-4210	201,744.50	6.70%

	Series II	Allstate Life Insurance Company Attn Financial Control - CIGNA PO Box 94210 Palatine, IL 60094-4210	510,070.76	6.34%

	Series II	Allstate Life Insurance Company PO Box 94210 Palatine, IL 60094-4210	463,164.93	5.75%

	Series II	Lincoln Life Flexible Premium Variable Life Acct 1300 Clinton St Mail Stop 4C01 Fort Wayne, IN 46802-3506	432,117.68	5.37%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	IDS Life Insurance Co 222 AXP Financial Ctr Minneapolis, MN 55474-0002	410,471.41	5.10%

Invesco V I. American Value Fund
	Series I	Protective Life Insurance Co Variable Annuity Separate Account Attn Tom Barrett PO Box 10648 Birmingham, AL 35202-0648	4,851,527.25	28.99%

	Series I	Allstate Life Ins Company NB PO Box 94210 Palatine, IL 60094-4210	2,019,980.44	28.50%

	Series I	NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	3,220,734.63	19.24%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,201,916.94	16.96%

	Series I	NYLIAC Attn Ashesh Upadhyay NYLIM Center 169 Lackawanna Ave Parsippany, NJ 07054-1007	1,044,490.29	14.74%

	Series I	Annuity Investors Life Insurance Co Attn Chris Accurso PO Box 5423 Cincinnati, OH 45201-5423	761,387.84	10.74%

	Series I	Allstate Life Insurance Co Attn Accounting Coe PO Box 94210 Palatine, IL 60094-4210	604,433.25	8.53%

	Series I	GIAC 2b6 Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,399,802.68	8.36%

	Series I	Allstate Life Insurance Co Attn Accounting Coe PO Box 94210 Palatine, IL 60094-4210	584,275.78	8.24%

	Series I	Allstate Life Insurance Co Attn Financial Control 3100 Sanders Rd Northbrook, IL 60062-7154	1,274,898.20	7.62%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,120,443.27	6.70%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Guardian Insurance & Annuity Co S/Ar B Share 26b Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	912,279.69	5.45%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	Nationwide Life Insurance Co NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	1,649,298.64	54.20%

	Series II	Ohio National Life Ins Company FBO Its Separate Accounts 1 Financial Way Cincinnati, OH 45242-5851	40,228,072.73	41.63%

	Series II	Pacific Select Variable Annuity 700 Newport Center Dr Newport Beach, CA 92660-6307	35,975,324.54	37.23%

	Series II	Hartford Life & Annuity Separate Account Attn UIT Operations PO Box 2999 Hartford, CT 06104-2999	725,070.29	23.83%

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	7,623,401.24	7.89%

	Series II	Nationwide Life & Annuity Ins Co NWVL-G c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	220,067.59	7.23%

Invesco V.I. Comstock Fund	Series I	Anchor National Life Insurance Co Variable Separate Account & Variable Annuity Account 2727-A Allen Parkway, 4-D1 Attn Variable Annuity Accounting Houston, TX 77019-2107	34,751,029.66	36.72%

	Series I	Transamerica Advs Life Ins Co ML Life VA Sep Acct 4333 Edgewood Rd Ne MS 4410 Cedar Rapids, IA 52499-0001	4,815,041.72	34.22%

	Series I	Mac & Co Attn Mutual Fund Ops 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	2,088,924.17	14.84%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Protective Premier Var Univ Life Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	2,025,122.87	14.39%

	Series I	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	1,660,453.45	11.80%

	Series I	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	10,819,720.46	11.43%

	Series I	IDS Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55474-0014	8,976,214.93	9.48%

	Series I	Allstate Life Insurance Company PO Box 94210 Palatine, IL 60094-4210	1,220,015.81	8.67%

	Series I	GE Life And Annuity Assurance 6610 West Broad Street Bldg 3 5th Floor Attn Variable Accounting Richmond, VA 23230-1702	5,566,177.05	5.88%

Invesco V.I. Core Equity Fund	Series I	GIAC 4BC Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	2,016,353.04	38.22%

	Series I	GIAC 4CB Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,393,282.50	26.41%

	Series I	IDS Life Insurance Company 222 AXP Financial Ctr Minneapolis, MN 55474-0002	5,565,807.23	18.34%

	Series I	GIAC 4CL Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	580,908.16	11.01%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	3,089,614.01	10.18%

	Series I	GE Life And Annuity Assurance Co GE Choice 150bp Attn Variable Accounting 6610 West Broad St Richmond, VA 23230-1702	3,062,293.86	10.09%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	GIAC 4LC Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	459,757.38	8.72%

	Series I	Pruco Life Insurance Co Attn Separate Accts Trade Confirms 213 Washington St Fl 7 Newark, NJ 07102-2992	2,138,891.04	7.05%

	Series I	Voya Retirement Insurance And Annuity Company One Orange Way B3n Windsor, Ct 06095-4773	2,018,551.33	6.65%

	Series I	Mac & Co Attn Mutual Fund Ops 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	1,969,518.87	6.49%

Invesco V.I. Core Plus Bond Fund
	Series I	Allstate Life Insurance Co GLAC VA3 Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	18,574.19	91.14%

	Series I	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	690,127.66	27.66%

	Series I	Allstate Life Insurance Co Attn Financial Control -CIGNA PO Box 94210 Palatine, IL 60094-4210	515,084.64	20.64%

	Series I	Allstate Life Insurance Company GLAC VA1 Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	306,992.31	12.30%

	Series I	Allstate Life Insurance Co GLAC AIM VA1 and SPVl – Vl Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	232,748.35	9.33%

	Series I	Invesco Advisers Inc Attn Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,533.74	7.53%

	Series I	Lincoln Life Flexible Premium Variable Life Acct 1300 Clinton St Mail Stop 4c01 Fort Wayne, IN 46802-3506	185,078.20	7.42%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

Invesco V.I. Diversified Dividend Fund
	Series I	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	5,287,579.70	31.93%

	Series I	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10019	2,497,892.64	31.36%

	Series I	Mac & Co Attn Mutual Fund Ops 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	2,681,117.61	16.19%

	Series I	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	1,202,121.88	15.09%

	Series I	IDS Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55474-0014	2,212,687.85	13.36%

	Series I	AXA Equitable Life Insurance Co 1290 Avenue Of The Americas New York, NY 10104-1472	985,576.28	12.37%

	Series I	IDS Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55474-0014	913,827.69	11.47%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,442,833.84	8.71%

	Series I	Mass Mutual Life Ins Co 1295 State Street MIP C105 Springfield, MA 01111-0001	658,239.19	8.26%

	Series I	Lincoln Life Flexible Premium Variable Life Acct 1300 Clinton St Mail Stop 4c01 Fort Wayne, IN 46802-3506	604,694.99	7.59%

	Series I	American Skandia Life Assurance Co Variable Account / SAQ PO Box 883 1 Corporate Dr Shelton, CT 06484-0883	1,115,924.67	6.74%

	Series I	AXA Equitable Life Insurance Co 1290 Avenue Of The Americas 11.022 New York, NY 10104-1472	480,184.87	6.03%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

Invesco V.I. Equally-Weighted S&P 500 Fund
	Series I	Mac & Co Attn Mutual Fund Ops 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	4,962,152.27	75.09%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,570,151.93	55.03%

	Series I	Lincoln Life Flexible Premium Variable Life Acct 1300 Clinton St Mail Stop 4c01 Fort Wayne, IN 46802-3506	855,204.05	29.97%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,377,619.12	20.85%

	Series I	Nationwide Life Insurance Co NWVA4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	223,064.11	7.82%

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	153,736.14	5.39%

Invesco V.I. Equity and Income Fund
	Series I	Mac & Co Attn Mutual Fund Ops 500 Grant St Rm 151-1010 Pittsburgh, PA 15219-2502	5,422,285.76	64.14%

	Series I	Metlife Investors USA Insurance Co Metlife Investors USA Sep Accounts Attn Terrence Santry 1 Financial Ctr Fl 20 Boston, MA 02111-2694	37,374,673.69	49.93%

	Series I	Protective Life Insurance Co Variable Annuity Separate Account Attn Tom Barrett PO Box 10648 Birmingham, AL 35202-0648	16,453,959.92	21.98%

	Series I	Delaware Life Insurance Company SC 3241 1601 Trapelo Rd Ste 30 Waltham, MA 02451-7360	6,254,273.21	8.36%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	659,205.76	7.80%

	Series I	Allstate Life Insurance Co c/o Product Valuation Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	649,445.79	7.68%

	Series I	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	584,264.29	6.91%
Invesco V.I. Global Core Equity Fund
	Series I	Allstate Life Insurance Co c/o Product Valuation Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	1,388,371.79	97.45%

	Series I	Allstate Life Insurance Co c/o Product Valuation Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	2,974,474.73	42.13%

	Series I	Fidelity Investments Life Insurance Company 100 Salem St # O2N Smithfield, RI 02917-1234	2,386,040.59	33.79%

	Series I	Ameritas Life Insurance Corp Ameritas Variable Separate Account Attn Variable Trades 5900 O Street Lincoln, NE 68510-2234	451,283.03	6.39%

	Series I	Empire Fidelity Investments Life Insurance Company 100 Salem St # O2N Smithfield, RI 02917-1234	372,180.87	5.27%

Invesco V.I. Global Health Care Fund
	Series II	IDS Life Insurance Company 222 AXP Financial Ctr Minneapolis, MN 55474-0002	2,150,823.70	68.07%

	Series II	Prudential Annuities Life Assurance Attn Separate Accts Trade Confirms PO Box 883 1 Corporate Dr Shelton, CT 06484-0883	1,328,228.36	20.99%

	Series II	Mass Mutual Life Ins Co 1295 State Street MIP C105 Springfield, MA 01111-0001	651,310.34	20.61%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	Mass Mutual Life Ins Co 1295 State Street MIP C105 Springfield, MA 01111-0001	625,114.44	9.88%

	Series II	Commonwealth Annuity and Life Insurance Company 132 Turnpike Rd Ste 210 Southborough, MA 01772-2132	449,646.37	7.10%

	Series II	CM Life Insurance Co Fund Operations/N255 1295 State St Springfield, MA 01111-0001	434,253.06	6.86%

	Series II	Security Benefit Life Variable Annuity Account 1 SW Security Benefit Pl Topeka, KS 66636-1000	383,181.61	6.05%

Invesco V.I. Global Real Estate Fund
	Series II	AXA Equitable Life Insurance Co 1290 Avenue Of The Americas New York, NY 10104-1472	4,904,979.17	33.46%

	Series II	AXA Equitable Life Insurance Company 1290 Avenue Of The Americas New York, NY 10104-0101	4,813,984.43	32.83%

	Series II	Nationwide Life Ins Co Nwpp c/o IPO Portfolio Accounting\ PO Box 182029 Columbus, OH 43218-2029	1,859,420.20	20.23%

	Series II	AXA Equitable Life Insurance Co 1290 Avenue of the Americas 11.022 New York, NY 10104-1472	2,230,660.14	15.21%

	Series II	AUL American Individual Variable Annuity Unit Trust B American United Life Ins Co. One American Square PO Box 368 Indianapolis, IN 46206-0368	1,252,417.84	13.62%

	Series II	Security Benefit Life Variable Annuity Account 1 SW Security Benefit Pl Topeka, KS 66636-1000	880,184.97	9.57%

	Series II	Jefferson National Life Insurance 10350 Ormsby Park Pl Ste 600 Louisville, KY 40223-6175	799,139.80	8.69%

	Series II	NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	757,210.29	8.24%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	999,284.73	6.82%

	Series II	Great West Life & Annuity Ins Co COLI VUL-7 Series Account 8515 E Orchard Rd # 2T2 Greenwood VL, CO 80111-5002	585,753.81	6.37%

	Series II	Symetra Life Insurance Co Attn Michael Zhang 777 108th Ave Ne Ste 1200 Bellevue, WA 98004-5135	532,155.52	5.79%

Invesco V.I. Government Money Market Fund
	Series I	Jefferson National Life Insurance 10350 Ormsby Park Pl Ste 600 Louisville, KY 40223-6175	306,448,854.65	45.55%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	209,559,638.46	31.15%

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	109,764,076.86	16.32%

	Series II	Hartford Life and Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	45,850,557.39	44.42%

	Series II	Security Benefit Life Variable Annuity Account XIV 1 SW Security Benefit Pl Topeka, KS 66636-1000	35,626,731.87	34.52%

	Series II	Security Benefit Life Variflex Q Omni 1 SW Security Benefit Pl Ste 100 Topeka, KS 66606-2542	11,832,939.43	11.46%

	Series II	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	5,264,308.51	5.10%

Invesco V.I. Government Securities Fund
	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	19,638,757.89	60.97%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	8,649,478.25	26.85%

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	10,561,936.67	57.77%

	Series II	Security Benefit Life Insurance SBL Variable Annuity Account Attn Finance Department 1 SW Security Benefit Pl Topeka, KS 66636-1000	2,267,849.61	12.40%

	Series II	Cuna Mutual Variable Annuity Account 2000 Heritage Way Waverly, IA 50677-9208	1,607,464.26	8.79%

Invesco V.I. Growth and Income Fund
	Series I	Protective Premier Var Univ Life Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	1,758,831.33	21.89%

	Series I	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	1,717,324.51	21.38%

	Series I	Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	975,166.62	12.14%

	Series I	American General Life Insurance Company AGL VL-R 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	499,185.01	6.21%

	Series I	American General Life Insurance Company Separate Account 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	459,138.62	5.72%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	409,105.61	5.09%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	39,072,152.86	42.66%

	Series II	Anchor National Life Insurance Co Variable Separate Account & Variable Annuity Account 2727-A Allen Parkway, 4-D1 Attn Variable Annuity Accounting Houston, TX 77019-2107	38,821,618.49	42.38%

Invesco V.I. High Yield Fund
	Series I	Jefferson National Life Insurance 10350 Ormsby Park Pl Ste 600 Louisville, KY 40223-6175	5,644,339.08	29.53%

	Series I	Nationwide Life Ins Co Nwvli4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	2,736,412.93	14.31%
	Series I	AUL American Individual Variable Annuity Unit Trust B American United Life Ins Co. One American Square PO Box 368 Indianapolis, IN 46206-0368	1,600,925.42	8.37%

	Series I	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	1,543,643.90	8.07%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,419,897.93	7.43%

	Series II	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10019	7,152,169.82	47.59%

	Series II	AXA Equitable Life Insurance Co 1290 Avenue of the Americas New York, NY 10104-1472	6,204,064.49	41.28%

	Series II	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	1,318,294.12	8.77%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

Invesco V.I. International Growth Fund
	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	2,215,926.73	13.49%

	Series I	Nationwide Life Ins Co NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	2,135,978.86	13.00%

	Series I	Nationwide Life Ins Co NWVLI4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	1,379,330.50	8.40%

	Series I	Lincoln National Life Ins Company 1300 S Clinton St Fort Wayne, IN 46802-3506	1,223,156.56	7.44%
	Series I	NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	1,126,619.47	6.86%

	Series I	Metlife Insurance Company Of Connecticut Attn Shareholder Accounting PO Box 990027 Hartford, CT 06199-0027	869,824.08	5.29%

	Series II	Met Life Annuity Operations Security First Life Separate Ac Attn Shar Nevenhoven CPA 4700 Westown Plsy Ste 200 West Des Moines, IA 50266	7,447,659.45	20.28%

	Series II	NYLIAC 169 Lackawanna Ave Parsippany, NJ 07054-1007	3,863,379.80	10.52%

	Series II	IDS Life Insurance Company 222 AXP Financial Ctr Minneapolis, MN 55474-0002	3,224,477.80	8.78%

	Series II	Protective Life Insurance Co Variable Annuity Separate Account Attn Tom Barrett PO Box 10648 Birmingham, AL 35202-0648	2,066,224.64	5.63%

	Series II	Ohio National Life Ins Company FBO Its Separate Accounts 1 Financial Way Cincinnati Oh 45242-5851	1,925,311.12	5.24%

	Series II	GIAC 4BU Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,875,004.47	5.11%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	AXA Equitable Life Insurance Co 1290 Avenue of the Americas New York, NY 10104-1472	1,840,701.65	5.01%

Invesco V.I. Managed Volatility Fund
	Series I	Annuity Investors Life Insurance Attn Chris Accurso PO Box 5423 Cincinnati Oh 45201-5423	101,533.80	79.51%

	Series I	Security Benefit Life Variable Annuity Account 1 SW Security Benefit Pl Topeka, KS 66636-1000	11,197.06	8.77%

	Series I	Allstate Life Insurance Co GLAC VA3 Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	10,167.36	7.96%

	Series II	Zurich American Life Insurance Co Attn Investment Accounting Ll-2W PO Box 19097 Greenville, SC 29602-9097	1,014,835.23	23.80%

	Series II	Commonwealth Annuity and Life Insurance Company 132 Turnpike Rd Ste 210 Southborough, MA 01772-2132	559,638.79	13.12%

	Series II	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	356,239.65	8.35%

	Series II	American Natl Group Unallocated 1 Moody Plz Galveston, TX 77550-7947	309,626.53	7.26%

	Series II	Zurich American Life Insurance Co Variable Separate Account 2500 Westfield Dr Elgin, IL 60124-7700	247,599.28	5.81%

Invesco V.I. Mid Cap Core Equity Fund
	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	9,050,123.33	58.14%

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	2,602,230.24	16.72%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Hartford Life & Annuity Separate Account Attn UIT Operations PO Box 2999 Hartford, CT 06104-2999	1,227,397.94	7.89%

	Series II	GIAC 4BG Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,723,376.73	17.00%

	Series II	AXA Equitable Life Insurance Co 1290 Avenue of the Americas New York, NY 10104-1472	1,435,353.84	14.16%

	Series II	Nationwide Life Insurance Co Nwvaii c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	1,197,439.08	11.82%

	Series II	GIAC 4GB Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,168,650.89	11.53%

	Series II	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10019	934,797.19	9.22%

Invesco V.I. Mid Cap Growth Fund
	Series I	IDS Life Insurance Co 222 AXP Financial Ctr Minneapolis, MN 55474-0002	6,186,129.09	30.28%

	Series I	Annuity Investors Life Insurance Co Attn Chris Accurso PO Box 5423 Cincinnati, OH 45201-5423	2,494,062.97	12.21%

	Series I	American Skandia Life Assurance Co Variable Account / SAQ PO Box 883 1 Corporate Dr Shelton, CT 06484-0883	2,453,222.15	12.01%

	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,349,047.61	6.60%
	Series I	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	1,120,266.40	5.48%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	7,595,818.10	26.44%

	Series II	Security Benefit Life Variflex Q Navisys 1 Sw Security Benefit Pl Topeka, KS 66636-1000	4,073,859.34	14.18%

	Series II	Nationwide Life Ins Co Nwvaii c/o Ipo Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	3,447,744.57	12.00%

	Series II	IDS Life Insurance Co 222 AXP Financial Ctr Minneapolis, MN 55474-0002	2,603,467.13	9.06%

	Series II	Cuna Mutual Variable Annuity Account 2000 Heritage Way Waverly Ia 50677-9208	2,438,920.46	8.49%

Invesco V.I. S&P 500 Index Fund
	Series I	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	1,915,625.77	91.30%

	Series I	Allstate Life Insurance Co Of Ny c/o Product Valuation 5801 Sw 6th Ave Topeka, KS 66636-1001	118,858.87	5.66%

	Series II	Allstate Life Insurance Co c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	2,871,692.17	86.21%

	Series II	Security Benefit Life Variable Annuity Account 1 Sw Security Benefit Pl Topeka, KS 66636-1000	215,684.70	6.47%

Invesco V.I. Small Cap Equity Fund
	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	3,195,494.74	35.65%

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	1,122,332.68	12.52%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Cuna Mutual Variable Life Insurance Attn Variable Products Finance 2000 Heritage Way Waverly Ia 50677-9208	898,237.71	10.02%

	Series I	Hartford Life & Annuity Separate Account Attn UIT Operations PO Box 2999 Hartford, CT 06104-2999	687,706.88	7.67%

	Series II	GIAC 4bw Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,475,172.99	17.49%

	Series II	Minnesota Life Insurance Co 400 Robert St N St Paul Mn 55101-2099	1,367,297.02	16.21%

	Series II	GIAC 4wb Attn James Nemeth 6255 Sterners Way Bethlehem, PA 18017-9464	1,006,485.79	11.93%

	Series II	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	966,252.96	11.46%

	Series II	AXA Equitable Life Insurancecompany 1290 Avenue Of The Americans New York, NY 10019	853,282.93	10.12%

	Series II	Protective Life Variable Annuity Investment Products Services Protective Life Insurance Company PO Box 10648 Birmingham, AL 35202-0648	789,279.92	9.36%

	Series II	AXA Equitable Life Insurance Co 1290 Avenue Of The Americas New York, NY 10104-1472	534,222.42	6.33%

Invesco V.I. Technology Fund
	Series I	Mass Mutual Life Ins Co 1295 State Street Mip C105 Springfield, MA 01111-0001	432,178.68	99.77%

	Series I	IDS Life Insurance Company 222 AXP Financial Ctr Minneapolis, MN 55474-0002	1,564,413.29	31.04%

	Series I	Prudential Annuities Life Assurance Attn Separate Accts Trade Confirms PO Box 883 1 Corporate Dr Shelton, CT 06484-0883	963,722.62	19.12%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

	Series I	Mass Mutual Life Ins Co 1295 State Street MIP C105 Springfield, MA 01111-0001	469,123.04	9.31%

	Series I	CM Life Insurance Co Fund Operations/N255 1295 State St Springfield, MA 01111-0001	256,917.01	5.10%

Invesco V.I. Value Opportunities Fund
	Series I	Hartford Life And Annuity Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	6,688,447.22	50.33%

	Series I	Hartford Life Separate Account Attn UIT Operation PO Box 2999 Hartford, CT 06104-2999	2,541,013.07	19.12%

	Series I	Lincoln Benefit Life PO Box 94210 Palatine, IL 60094-4210	935,872.66	7.04%

	Series I	Allstate Life Insurance Company GLAC Proprietary Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	857,459.15	6.45%

	Series I	Principal Life Insurance Co Cust. FBO Principal Investment Plus Variable Annuity Attn Individual Life Accounting 711 High St Des Moines, IA 50392-0001	722,290.84	5.44%

	Series II	Transamerica Life Ins Co Sept Acct 4333 Edgewood Rd Ne Cedar Rapids, IA 52499-0001	2,998,273.47	33.77%
	Series II	American Enterprise Life Ins Co 1497 AXP Financial Ctr Minneapolis, MN 55474-0014	1,422,620.08	16.02%

	Series II	Ge Life And Annuity Assurance Co Variable Extra Credit Attn Variable Accounting 6610 W Broad St Richmond, VA 23230-1702	1,027,590.82	11.57%
	Series II	Commonwealth Annuity and Life Insurance Company 132 Turnpike Rd Ste 210 Southborough, MA 01772-2132	819,031.18	9.22%

	Series II	Security Benefit Life Variable Annutiy Account 1 SW Security Benefit Pl Topeka, KS 66636-1000	522,182.35	5.88%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding

Series II	Allstate Life Insurance Co AIM VI-AIM VA3 Financial Control Unit PO Box 94210 Palatine, IL 60094-4210	505,295.78	5.69%

ANNEX J

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the Trust's prior two fiscal years, the Trust was billed the amounts listed below by PricewaterhouseCoopers LLP ("PwC"), the Trust's independent registered public accounting firm, for audit and non-audit services rendered to the Trust.  During the Trust's prior two fiscal years, all audit or non-audit services provided to the Trusts by PwC were approved by the Trust's Audit Committee in accordance with its pre-approval policies and procedures.

Information for the following Trust is shown in the charts below:

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2015

		Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total non-Audit Fees	Total Fees

AVIF	$569,575	$0	$159,139[1]	$0	$159,139	$728,714

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2014

		Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees	Total Fees

AVIF	$553,850	$0	$124,650[1]	$0	$124,650	$678,500

(1)	Tax fees for the fiscal year end December 31, 2015 include fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant's Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pare-Approved by the Registrant's Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$ 574,000	0%	$ 574,000	0%
Tax Fees	$ 0	0%	$ 0	0%
All Other Fees	$ 3,750,000	0%	$ 0	0%
Total Fees[2]	$ 4,324,000	0%	$ 574,000	0%

(1)
With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2)
Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.  Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,098,822 for the fiscal year ended 2015, and $4,009,694 for the fiscal year ended 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

(e)(1)
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the "Funds")
 Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committees") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor").  As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval").  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made.  The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis.  The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise.  The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees.  All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements.  The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.
Audit-Related Services
"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committees will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees' pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.
The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.
Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made.  The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures

Generally on an annual basis, Invesco Advisers, Inc. ("Invesco") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees.  The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2‑01(f)(14) of Regulation S‑X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds' Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring.  Both the Funds' Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of Invesco.
Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
• •	Tax services for persons in financial reporting oversight roles at the Fund Any other service that the Public Company Oversight Board determines by regulation is impermissible.

Invesco

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the "Board")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a "Fund") with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on March 9, 2017.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/inv-28384

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions *available 24 hours*

INV_28384_120816

DO NOT TEAR

FUNDS	FUNDS	FUNDS
Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Health Care Fund	Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund	Invesco V.I. Government Securities Fund	

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.
To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.

01. David C. Arch	02. James T. Bunch	03. Bruce L. Crockett	04. Jack M. Fields
05. Martin L. Flanagan	06. Cynthia Hostetler	07. Dr. Eli Jones	08. Dr. Prema Mathai-Davis
09. Teresa M. Ressel	10. Dr. Larry Soll	11. Ann Barnett Stern	12. Raymond Stickel, Jr.
13. Philip A. Taylor	14. Robert C. Troccoli	15. Christopher L. Wilson	

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco V.I. American Franchise Fund	☐	☐	☐ ______	02 Invesco V.I. American Value Fund	☐	☐	☐ ______
03 Invesco V.I. Balanced-Risk Allocation Fund	☐	☐	☐ ______	04 Invesco V.I. Comstock Fund	☐	☐	☐ ______
05 Invesco V.I. Core Equity Fund	☐	☐	☐ ______	06 Invesco V.I. Core Plus Bond Fund	☐	☐	☐ ______
07 Invesco V.I. Diversified Dividend Fund	☐	☐	☐ ______	08 Invesco V.I. Equally-Weighted S&P 500 Fund	☐	☐	☐ ______
09 Invesco V.I. Equity and Income Fund	☐	☐	☐ ______	10 Invesco V.I. Global Core Equity Fund	☐	☐	☐ ______
11 Invesco V.I. Global Health Care Fund	☐	☐	☐ ______	12 Invesco V.I. Global Real Estate Fund	☐	☐	☐ ______
13 Invesco V.I. Government Money Market Fund	☐	☐	☐ ______	14 Invesco V.I. Government Securities Fund	☐	☐	☐ ______

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. American Franchise Fund	☐	☐	☐	02 Invesco V.I. American Value Fund	☐	☐	☐
03 Invesco V.I. Balanced-Risk Allocation Fund	☐	☐	☐	04 Invesco V.I. Comstock Fund	☐	☐	☐
05 Invesco V.I. Core Equity Fund	☐	☐	☐	06 Invesco V.I. Core Plus Bond Fund	☐	☐	☐
07 Invesco V.I. Diversified Dividend Fund	☐	☐	☐	08 Invesco V.I. Equally-Weighted S&P 500 Fund	☐	☐	☐
09 Invesco V.I. Equity and Income Fund	☐	☐	☐	10 Invesco V.I. Global Core Equity Fund	☐	☐	☐
11 Invesco V.I. Global Health Care Fund	☐	☐	☐	12 Invesco V.I. Global Real Estate Fund	☐	☐	☐
13 Invesco V.I. Government Money Market Fund	☐	☐	☐	14 Invesco V.I. Government Securities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. American Franchise Fund	☐	☐	☐	02 Invesco V.I. American Value Fund	☐	☐	☐
03 Invesco V.I. Balanced-Risk Allocation Fund	☐	☐	☐	04 Invesco V.I. Comstock Fund	☐	☐	☐
05 Invesco V.I. Core Equity Fund	☐	☐	☐	06 Invesco V.I. Core Plus Bond Fund	☐	☐	☐
07 Invesco V.I. Diversified Dividend Fund	☐	☐	☐	08 Invesco V.I. Equally-Weighted S&P 500 Fund	☐	☐	☐
09 Invesco V.I. Equity and Income Fund	☐	☐	☐	10 Invesco V.I. Global Core Equity Fund	☐	☐	☐
11 Invesco V.I. Global Health Care Fund	☐	☐	☐	12 Invesco V.I. Global Real Estate Fund	☐	☐	☐
13 Invesco V.I. Government Money Market Fund	☐	☐	☐	14 Invesco V.I. Government Securities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. American Franchise Fund	☐	☐	☐	02 Invesco V.I. American Value Fund	☐	☐	☐
03 Invesco V.I. Balanced-Risk Allocation Fund	☐	☐	☐	04 Invesco V.I. Comstock Fund	☐	☐	☐
05 Invesco V.I. Core Equity Fund	☐	☐	☐	06 Invesco V.I. Core Plus Bond Fund	☐	☐	☐
07 Invesco V.I. Diversified Dividend Fund	☐	☐	☐	08 Invesco V.I. Equally-Weighted S&P 500 Fund	☐	☐	☐
09 Invesco V.I. Equity and Income Fund	☐	☐	☐	10 Invesco V.I. Global Core Equity Fund	☐	☐	☐
11 Invesco V.I. Global Health Care Fund	☐	☐	☐	12 Invesco V.I. Global Real Estate Fund	☐	☐	☐
13 Invesco V.I. Government Money Market Fund	☐	☐	☐	14 Invesco V.I. Government Securities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. American Franchise Fund	☐	☐	☐	02 Invesco V.I. American Value Fund	☐	☐	☐
03 Invesco V.I. Balanced-Risk Allocation Fund	☐	☐	☐	04 Invesco V.I. Comstock Fund	☐	☐	☐
05 Invesco V.I. Core Equity Fund	☐	☐	☐	06 Invesco V.I. Core Plus Bond Fund	☐	☐	☐
07 Invesco V.I. Diversified Dividend Fund	☐	☐	☐	08 Invesco V.I. Equally-Weighted S&P 500 Fund	☐	☐	☐
09 Invesco V.I. Equity and Income Fund	☐	☐	☐	10 Invesco V.I. Global Core Equity Fund	☐	☐	☐
11 Invesco V.I. Global Health Care Fund	☐	☐	☐	12 Invesco V.I. Global Real Estate Fund	☐	☐	☐
13 Invesco V.I. Government Money Market Fund	☐	☐	☐	14 Invesco V.I. Government Securities Fund	☐	☐	☐

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999999

XXXXXXXXXXXXX INV 28384 M XXXXXXXX +

Invesco

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the "Board")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a "Fund") with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on March 9, 2017.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/inv-28384

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions *available 24 hours*

INV_28384_120816

DO NOT TEAR

FUNDS	FUNDS	FUNDS
Invesco V.I. Growth and Income Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Technology Fund
	Invesco V.I. Value Opportunities Fund	

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

+

A Proposals

1. To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.
To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.

01. David C. Arch	02. James T. Bunch	03. Bruce L. Crockett	04. Jack M. Fields
05. Martin L. Flanagan	06. Cynthia Hostetler	07. Dr. Eli Jones	08. Dr. Prema Mathai-Davis
09. Teresa M. Ressel	10. Dr. Larry Soll	11. Ann Barnett Stern	12. Raymond Stickel, Jr.
13. Philip A. Taylor	14. Robert C. Troccoli	15. Christopher L. Wilson	

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Invesco V.I. Growth and Income Fund	☐	☐	☐ ______	02 Invesco V.I. High Yield Fund	☐	☐	☐ ______
03 Invesco V.I. International Growth Fund	☐	☐	☐ ______	04 Invesco V.I. Managed Volatility Fund	☐	☐	☐ ______
05 Invesco V.I. Mid Cap Core Equity Fund	☐	☐	☐ ______	06 Invesco V.I. Mid Cap Growth Fund	☐	☐	☐ ______
07 Invesco V.I. S&P 500 Index Fund	☐	☐	☐ ______	08 Invesco V.I. Small Cap Equity Fund	☐	☐	☐ ______
09 Invesco V.I. Technology Fund	☐	☐	☐ ______	10 Invesco V.I. Value Opportunities Fund	☐	☐	☐ ______

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. Growth and Income Fund	☐	☐	☐	02 Invesco V.I. High Yield Fund	☐	☐	☐
03 Invesco V.I. International Growth Fund	☐	☐	☐	04 Invesco V.I. Managed Volatility Fund	☐	☐	☐
05 Invesco V.I. Mid Cap Core Equity Fund	☐	☐	☐	06 Invesco V.I. Mid Cap Growth Fund	☐	☐	☐
07 Invesco V.I. S&P 500 Index Fund	☐	☐	☐	08 Invesco V.I. Small Cap Equity Fund	☐	☐	☐
09 Invesco V.I. Technology Fund	☐	☐	☐	10 Invesco V.I. Value Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. Growth and Income Fund	☐	☐	☐	02 Invesco V.I. High Yield Fund	☐	☐	☐
03 Invesco V.I. International Growth Fund	☐	☐	☐	04 Invesco V.I. Managed Volatility Fund	☐	☐	☐
05 Invesco V.I. Mid Cap Core Equity Fund	☐	☐	☐	06 Invesco V.I. Mid Cap Growth Fund	☐	☐	☐
07 Invesco V.I. S&P 500 Index Fund	☐	☐	☐	08 Invesco V.I. Small Cap Equity Fund	☐	☐	☐
09 Invesco V.I. Technology Fund	☐	☐	☐	10 Invesco V.I. Value Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. Growth and Income Fund	☐	☐	☐	02 Invesco V.I. High Yield Fund	☐	☐	☐
03 Invesco V.I. International Growth Fund	☐	☐	☐	04 Invesco V.I. Managed Volatility Fund	☐	☐	☐
05 Invesco V.I. Mid Cap Core Equity Fund	☐	☐	☐	06 Invesco V.I. Mid Cap Growth Fund	☐	☐	☐
07 Invesco V.I. S&P 500 Index Fund	☐	☐	☐	08 Invesco V.I. Small Cap Equity Fund	☐	☐	☐
09 Invesco V.I. Technology Fund	☐	☐	☐	10 Invesco V.I. Value Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco V.I. Growth and Income Fund	☐	☐	☐	02 Invesco V.I. High Yield Fund	☐	☐	☐
03 Invesco V.I. International Growth Fund	☐	☐	☐	04 Invesco V.I. Managed Volatility Fund	☐	☐	☐
05 Invesco V.I. Mid Cap Core Equity Fund	☐	☐	☐	06 Invesco V.I. Mid Cap Growth Fund	☐	☐	☐
07 Invesco V.I. S&P 500 Index Fund	☐	☐	☐	08 Invesco V.I. Small Cap Equity Fund	☐	☐	☐
09 Invesco V.I. Technology Fund	☐	☐	☐	10 Invesco V.I. Value Opportunities Fund	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999999

xxxxxxxxxxxxxx INV 28384 M xxxxxxxx +